UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2005

ECHOSTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9601 S. MERIDIAN BLVD.	80112
ENGLEWOOD, COLORADO	(Zip Code)
(Address of principal executive offices)

(303) 723-1000
(Registrant’s telephone number, including area code)

ECHOSTAR DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	333-31929	84-1328967
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9601 S. MERIDIAN BLVD.	80112
ENGLEWOOD, COLORADO	(Zip Code)
(Address of principal executive offices)

(303) 723-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Incentive Stock Option Agreement (Form A)
Incentive Stock Option Agreement (Form B)
Restricted Stock Unit Agreement (Form A)
Restricted Stock Unit Agreement (Form B)
Incentive Stock Option Agreement (1999 Long-Term Incentive Plan)
Nonemployee Director Stock Option Agreement
Nonqualifying Stock Option Agreement (2005 Long-Term Incentive Plan)
Restricted Stock Unit Agreement (2005 Long-Term Incentive Plan)

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2005, EchoStar Communications Corporation granted various employee stock options, restricted stock units (“RSUs”), and non-employee director stock options to certain of its officers and directors. The exercise price of each of the employee stock options and the non-employee director options is $30.16, the closing price of our common stock on the date of grant. The employee stock options and RSUs were issued under our 1999 Stock Incentive Plan. The non-employee director options were issued under our 2001 Nonemployee Director Stock Option Plan. Vesting requirements applicable to the stock options and RSUs are set forth in the respective forms of grant agreements attached hereto as Exhibits 99.1 through 99.6. We are also attaching the forms of employee stock option and RSU grant agreements issued pursuant to our 2005 Long Term Incentive Plan as Exhibits 99.7 and 99.8.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

2

(c)	Exhibits.

Exhibit 99.1 INCENTIVE STOCK OPTION AGREEMENT (FORM A)

Exhibit 99.2 INCENTIVE STOCK OPTION AGREEMENT (FORM B)

Exhibit 99.3 RESTRICTED STOCK UNIT AGREEMENT (FORM A)

Exhibit 99.4 RESTRICTED STOCK UNIT AGREEMENT (FORM B)

Exhibit 99.5 INCENTIVE STOCK OPTION AGREEMENT (1999 LONG-TERM INCENTIVE PLAN)

Exhibit 99.6 NONEMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

Exhibit 99.7 NONQUALIFYING STOCK OPTION AGREEMENT (2005 LONG-TERM INCENTIVE PLAN)

Exhibit 99.8 RESTRICTED STOCK UNIT AGREEMENT (2005 LONG-TERM INCENTIVE PLAN)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION
ECHOSTAR DBS CORPORATION

Date: July 7, 2005	By:	/s/ David K. Moskowitz

David K. Moskowitz
Executive Vice President, General Counsel and Secretary

3

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	INCENTIVE STOCK OPTION AGREEMENT (FORM A)

Exhibit 99.2	INCENTIVE STOCK OPTION AGREEMENT (FORM B)

Exhibit 99.3	RESTRICTED STOCK UNIT AGREEMENT (FORM A)

Exhibit 99.4	RESTRICTED STOCK UNIT AGREEMENT (FORM B)

Exhibit 99.5	INCENTIVE STOCK OPTION AGREEMENT (1999 LONG-TERM INCENTIVE PLAN)

Exhibit 99.6	NONEMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

Exhibit 99.7	NONQUALIFYING STOCK OPTION AGREEMENT (2005 LONG-TERM INCENTIVE PLAN)

Exhibit 99.8	RESTRICTED STOCK UNIT AGREEMENT (2005 LONG-TERM INCENTIVE PLAN)